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Exhibit 10.9.1


                            THIRD AMENDMENT OF LEASE



         The Parties agree to the following, effective as of the date of this instrument:


SECTION I.       THE PARTIES.

         1.1 CAMBRIDGE ONE COMMERCIAL PLAZA, LLC, a Connecticut limited liability company with a place of business in care of Cambridge Realty Partners, LLC, 280 Trumbull Street, Hartford, Connecticut 06103, is hereinafter referred to as "LANDLORD".

         1.2 FIRST INTERNATIONAL BANK (formerly First National Bank of New England and later First International Bank, National Association), a state banking association with a place of business at 280 Trumbull Street, Hartford, Connecticut 06103, is hereinafter referred to as "TENANT".


SECTION II.       THE LEASE.

         Landlord and Tenant entered into a Lease Agreement dated as of June 1, 1997, for premises in the building located at 280 Trumbull Street, Hartford, Connecticut, which Lease Agreement was amended by a First Amendment of Lease dated November 30, 1998, (the "FIRST AMENDMENT") and a Second Amendment of Lease dated as of March 26, 1999 (the "SECOND AMENDMENT"). The Lease Agreement, as so amended, is referred to herein as the "LEASE". All terms defined in the Lease shall have the same meaning in this instrument unless redefined in this instrument.


SECTION III.     AMENDMENTS TO THE LEASE.


         3.1     ACKNOWLEDGMENT RE AND AMENDMENT TO SECTION 1.2 OF THE LEASE.

         The parties acknowledge that as of the date hereof, the Premises comprise 50,287 square feet of rentable area of office space and 693 square feet of storage space and that, as of the Expansion Space C Commencement Date, as defined in the Lease, the Premises will comprise 65,100 square feet of rentable area of office space and 693 square feet of storage space, consisting of the following:

      Fourth Floor Space                      25,018     rentable square feet on the fourth floor
      Original Twelfth Floor Space             9,311     rentable square feet on the twelfth floor
      Expansion Space A                        9,635     rentable square feet on the twelfth floor
      Expansion Space B                        6,323     rentable square feet on the twelfth floor
      Expansion Space C                       14,813     rentable square feet on the third floor
                                              ------
      Total                                   65,100

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

      Storage Space                              224     rentable square feet on the twelfth floor
      Additional Storage Space                   469     rentable square feet on the concourse floor
                                                 ---
      Total                                      693


         In the final paragraph of Section 1.2 of the Lease, added by the First Amendment, the phrase "Expansion C Commencement Date" is corrected to be "Expansion Space C Commencement Date".

         3.2     AMENDMENT TO SECTION 2.1. OF THE LEASE.

         Section 2.1 of the Lease is amended by deleting the Expiration Date of "December 31, 2002" and substituting "December 31, 2003" in lieu thereof in order to extend the Term of the Lease by one year.

         3.3     AMENDMENT TO SECTION 2.2 OF THE LEASE.

         In the final paragraph of Section 2.2, added by the First Amendment, the date of "October 15, 1999" is deleted and "March 15, 2000" is substituted in lieu thereof, and the date of "November 1, 1999" is deleted in each place where it appears and "April 1, 2000" is substituted in lieu thereof, in order to change the latest permitted Expansion Space C Commencement Date from November 1, 1999, to April 1, 2000.

         3.4     AMENDMENT TO SECTION 3.1 OF THE LEASE.

         The following phrase is added at the beginning of Section 3.1 of the
Lease: "Through and including December 31, 2002 (after which Section 3.3 hereof shall apply),".

         3.5      ADDITION OF SECTION 3.3. TO THE LEASE

         The following is hereby added as Section 3.3. of the Lease:

                           Section 3.3      Base Rent in Final Year of Term.


                           From January 1, 2003, through and including December
                  31, 2003, Tenant shall pay Landlord as Base Rent the sum of One Million Two Hundred Seventy-six Thousand Three Hundred Eighty and No/100 Dollars ($1,276,380.00) payable in equal monthly installments of One Hundred Six Thousand Three Hundred Sixty-five and No/100 Dollars ($106,365.00) due in advance on the first day of each month during the Term.


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                           During this period, the Base Rent is calculated based
                  on the following rental rates per rentable square foot per annum:

                               Fourth Floor Space                                $19.50
                               Original Twelfth Floor Space                      $19.50
                               Expansion Space A                                 $19.50
                               Expansion Space B                                 $19.50
                               Expansion Space C                                 $19.50
                               Storage Space                                     $10.00
                               Additional Storage Space                          $10.00


         3.6      CLARIFICATION OF ARTICLE 34 OF THE LEASE.


                  The parties acknowledge and agree that the First Extension Option contained in Article 34 of the Lease is intended to be available to Tenant at the end of the initial term of the Lease as extended by Section 3.2 of this amendment and that the Second Extension Option is intended to be available to Tenant at the end of the First Extension Period, both on all the terms and subject to all the conditions set forth in Article 34.


SECTION IV.       BROKERS.


         Each party covenants, warrants and represents that it has not dealt with any real estate broker or salesman in the finding, negotiation or execution of this instrument. Each party agrees to indemnify and hold the other party harmless against any and all claims for any brokerage commissions and/or any finder's fee and all costs, expenses and liabilities in connection therewith, including without limitation, attorneys' fees, court costs and expenses, arising out of any dealings or negotiations the indemnifying party had with any broker and/or finder in the finding, negotiation or execution of this instrument.


SECTION V.          GENERAL CLAUSES.


         5.1 Except as modified by this instrument, Landlord and Tenant ratify and confirm the terms of this Lease.

         5.2 Terms defined in the Lease shall have the same meaning in this instrument as in the Lease unless redefined in this instrument.

         5.3 The Lease and this instrument are binding on Landlord and Tenant and their respective heirs, successors and assigns.

         5.4 Tenant's obligation to pay amounts due and owing prior to termination or expiration of the Lease shall survive such termination or expiration.


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         5.5 The word "includes" means "includes without limitation". The word
"include" means "include without limitation". The word "any" means "any and all". The word "until" means "unless and until".

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of October 29, 1999.

Witnessed by:


                              LANDLORD:

                              CAMBRIDGE ONE COMMERCIAL PLAZA, LLC

                                 By: One Commercial Management, LLC,
                                     Its Managing Member

                                     By: Levstone Commercial Management Corp.,
                                             Its Managing Member
-------------------------


                                             By    /s/ Mark R. Stone
-------------------------                       --------------------------------
                                             Name:     Mark R. Stone
                                             Title:    Vice President





                                     TENANT:

                                     FIRST INTERNATIONAL BANK
-------------------------


                                     By:  /s/ Frank P. La Monaca
-------------------------                 --------------------------------------
                                          Name:  Frank P. La Monaca
                                          Title: Executive Vice President


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